UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2003

                                 SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)

             New York                     0-13580                 11-2708279
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

                 4 West Second Street, Riverhead, New York          11901
               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A
          (Former name or former address, if changed since last report)

Item 5  Other Events and Required FD Disclosure.

        Attached as an exhibit is the Company's pressrelease titled "Suffolk Bancorp Announces Regular Quarterly Dividend", dated May 28, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SUFFOLK BANCORP


Dated: May 29, 2003                     By: /s/ Douglas Ian Shaw
                                            ------------------------------------
                                            Vice President & Corporate Secretary

                                  EXHIBIT INDEX

99.1 Press release titled "Suffolk Bancorp Announces Regular Quarterly Dividend", dated May 28, 2003.